Investor Event June 29, 2021

Certain statements in this presentation are forward-looking and thus reflect the Company's current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to the Company's operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as "expects," "will," "plans," "anticipates," "indicates," "remains," "believes," "estimates," "forecast," "guidance," "outlook," "goals," "targets" and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as conditional statements, statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this presentation are based upon information available to the Company on the date of this presentation. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law. The Company's actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: the adverse impacts of the ongoing COVID-19 global pandemic, and possible outbreaks of another disease or similar public health threat in the future, on the business, operating results, financial condition, liquidity and near-term and long-term strategic operating plan of the Company, including possible additional adverse impacts resulting from the duration and spread of the pandemic; unfavorable economic and political conditions in the United States and globally; the highly competitive nature of the global airline industry and susceptibility of the industry to price discounting and changes in capacity; high and/or volatile fuel prices or significant disruptions in the supply of aircraft fuel; the Company's reliance on technology and automated systems to operate its business and the impact of any significant failure or disruption of, or failure to effectively integrate and implement, the technology or systems; the Company's reliance on third-party service providers and the impact of any significant failure of these parties to perform as expected, or interruptions in the Company's relationships with these providers or their provision of services; adverse publicity, harm to the Company's brand, reduced travel demand, potential tort liability and voluntary or mandatory operational restrictions as a result of an accident, catastrophe or incident involving the Company, its regional carriers, its codeshare partners, or another airline; terrorist attacks, international hostilities or other security events, or the fear of terrorist attacks or hostilities, even if not made directly on the airline industry; increasing privacy and data security obligations or a significant data breach; disruptions to the Company's regional network and United Express flights provided by third-party regional carriers; the failure of the Company's significant investments in other airlines, equipment manufacturers and other aviation industry participants to produce the returns or results the Company expects; further changes to the airline industry with respect to alliances and joint business arrangements or due to consolidations; changes in the Company's network strategy or other factors outside the Company's control resulting in less economic aircraft orders, costs related to modification or termination of aircraft orders or entry into less favorable aircraft orders, as well as any inability to accept or integrate new aircraft into its fleet as planned; the Company's reliance on single suppliers to source a majority of its aircraft and certain parts, and the impact of any failure to obtain timely deliveries, additional equipment or support from any of these suppliers; the impacts of union disputes, employee strikes or slowdowns, and other labor-related disruptions on the Company's operations; extended interruptions or disruptions in service at major airports where the Company operates; the impacts of seasonality and other factors associated with the airline industry; the Company's failure to realize the full value of its intangible assets or its long-lived assets, causing the Company to record impairments; any damage to the Company's reputation or brand image; the limitation of the Company's ability to use its net operating loss carryforwards and certain other tax attributes to offset future taxable income for U.S. federal income tax purposes; the costs of compliance with extensive government regulation of the airline industry; costs, liabilities and risks associated with environmental regulation and climate change; the impacts of the Company's significant amount of financial leverage from fixed obligations, the possibility the Company may seek material amounts of additional financial liquidity in the short-term and insufficient liquidity on its financial condition and business; failure to comply with the covenants in the MileagePlus financing agreements, resulting in the possible acceleration of the MileagePlus indebtedness, foreclosure upon the collateral securing the MileagePlus indebtedness or the exercise of other remedies; failure to comply with financial and other covenants governing the Company's other debt; changes in, or failure to retain, the Company's senior management team or other key employees; current or future litigation and regulatory actions, or failure to comply with the terms of any settlement, order or arrangement relating to these actions; increases in insurance costs or inadequate insurance coverage; and other risks and uncertainties set forth under Part I, Item 1A., "Risk Factors," of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020 as well as other risks and uncertainties set forth from time to time in the reports the Company files with the U.S. Securities and Exchange Commission. Safe Harbor Statement 2

The airline customers choose to fly Scott Kirby, Chief Executive Officer United Next Andrew Nocella, EVP & Chief Commercial Officer Financial targets Gerry Laderman, EVP & Chief Financial Officer United Next

The airline customers choose to fly Scott Kirby, Chief Executive Officer

UNITED

Capitalizing on United's unique competitive advantages

- **'United Next'** is much more than an aircraft purchase
- Only airline with hubs in seven of the largest and most premium markets
- Only airline that didn't retire widebody fleet types during the pandemic and had the best pre-crisis long-haul margins[1]
- Only airline with a ~30% gauge[2] increase leading to CASM-ex[3] down ~(8%) in 2026

United, like other airlines, is increasingly focused on maximizing individual competitive advantages to de-commoditize air travel

[1] Internal company analysis - Flight Profitability System; [2] Assumes 30 seat increase on 2019 average North America mainline and regional gauge of 104 seats;
[3] As compared to 2019. CASM-ex (operating expense per available seat mile) excludes fuel, profit sharing, third-party business expenses and special charges. CASM-ex is a non-GAAP financial measure. The Company is not able to provide guidance with respect to CASM, the most comparable GAAP measure, without unreasonable efforts.

United Next 5

United Next Andrew Nocella, EVP & Chief Commercial Officer

Recall: In 2018, began transformation of our mid-continent hubs Returns immediately positive, margin2 gap to other mid-continent hubs began to close as projected Margin1 gap to industry closed by ~2 points 2018-2019 Required fixing depth, breadth, connectivity Identified 10-point margin2 gap to similar hubs 7 1 Adjusted pre-tax margin as reported by carrier, includes DL, AA, WN, AS, B6; adjusted pre-tax margin excludes special charges and the mark-to-market impact of financial instruments; 2 Internal company analysis - Flight Profitability System

‘United Next’

Strengthening our position as the airline our customers, travel agency partners, and corporate clientele choose

Premier Global Carrier

Signature product | Global | Higher margin | CASM-ex[1] ~(8%) lower

Global Network	Optimized Fleet	Leading Product	Best Service
Unlock full potential of our premium hubs and global gateways	Correct gauge gap and optimize premium seating products	De-commoditize and differentiate versus others	Invest in customer experience, improving NPS scores

‘United Next’ is a plan that finally aligns our network, fleet, and products to the hubs we fly and the customers we serve and will realize the full potential of United

[1] Refers to 2026 as compared to 2019. CASM-ex (operating expense per available seat mile) excludes fuel, profit sharing, third-party business expenses and special charges. CASM-ex is a non-GAAP financial measure. The Company is not able to provide guidance with respect to CASM, the most comparable GAAP measure, without unreasonable efforts. Note: for a GAAP to Non-GAAP reconciliation, see Appendix A

United Next 8

United operates from two different types of hubs Small gauge is an easily correctable gap in both our mid-continent hubs and coastal gateways As before: Gauge, scale, and connectivity growth Facility constraints limit departure growth: Gauge lowers CASM-ex1 and offers better product Denver Coastal Gateways Mid-Continent Hubs Houston ChicagoWashington D.C.New York San Francisco Los Angeles 9 1 CASM-ex (operating expense per available seat mile) excludes fuel, profit sharing, third-party business expenses and special charges. CASM-ex is a non-GAAP financial measure.

UNITED

Recall: Our hubs are in the largest markets and business centers, with the most international demand

Passenger demand
Total passengers – YE 2019


New York
Los Angeles
San Francisco
Chicago
Miami
Dallas
Denver
Atlanta
Washington D.C.
Houston
Seattle
Minneapolis

Long-haul passenger demand
International passengers – YE 2019


New York
Los Angeles
San Francisco
Chicago
Miami
Washington D.C.
Houston
Seattle
Atlanta
Dallas
Denver
Philadelphia

Premium passenger demand
Premium passengers – YE 2019


New York
Los Angeles
San Francisco
Chicago
Washington D.C.
Houston
Miami
Atlanta
Dallas
Seattle
Denver
Detroit

Our hubs are a uniquely United demographic advantage, positioning United as the U.S. flag carrier

Source: 2019 MIDT, data organized by metro area

United Next 10

UNITED

United's long-haul network outperformed peers, even pre-crisis

Competitors went out of business, retired large widebody fleets, and are eliminating "strategic" flying

Margin by entity vs. legacy peers – FY19[1]


~0 pt
~9 pt
~16 pt
~8 pt
Deep South America
Atlantic
Pacific
Overall Long-Haul

Another uniquely United advantage, global flying has been profitable and we believe it is best positioned to improve going forward

[1] Estimated from company analysis; legacy peers consist of AA/DL, AA/DL estimated using publicly available revenue data; all based on FY2019 data

United Next 11

However, we have not realized our full potential domestically because we have been dependent on single-class 50-seaters Gauge is an opportunity largely already addressed by industry – unique tailwind for United 104 114 175 Legacy Peers (Average) United U/LCC (Average) North America gauge (July 2019) Poor unit economics Spills demand Subpar product Lowest among U.S. major airlines Regional jets are suboptimal when competing against larger equipment Influenced by single-class regional jets Note: legacy peers consist of AA/DL; U/LCC refers to ultra low-cost carriers and low-cost carriers Source: OAG 12

UNITED

'United Next' plan retires 200+ single-cabin regional jets by 2026

Midwest hub departures on single-cabin regional jets


18%
19%
28%
42%
~4%
MSP
DTW
ORD
ORD
United Next (ORD)E

Large narrowbodies vs RJs

- ✓ More profitable
- ✓ Avoid spilling demand
- ✓ Improved product
- ✓ Connectivity
- ✓ Lower costs
- ✓ Better segmentation
- ✓ Seamless
- ✓ Higher NPS

Overall, single-class regional jets will go from 33% of North American departures to ~10%

Source: Diio (2019, percent of Domestic departures, includes Canada); Internal schedules
E Estimated 2026, internal network schedule projection

United Next 13

Replacing regional jets requires narrowbodies, announced today

Gauge – Boeing 737 MAX 10 and Airbus A321neo are the largest in their class, will join the fleet in 2023

Large narrowbody fleet composition[1]



+~30pts
27%
4%
~33%
Legacy Peers
United
United Next[E]
2019

New large narrowbodies

Boeing 737 MAX 10



Airbus A321neo



New mainline jets will create jobs – regional pilots from our Aviate program will get first access

[1] Large narrowbodies (181+ seats) as a percent of total narrowbodies in fleet
[E] Estimated 2026, based on latest internal delivery and retirement projections
Note: legacy peers consist of AA/DL

United Next 14

Improving connectivity with gauge remains key to strengthening our hubs 1 “Small Cities” – the smallest Continental US airports that, in aggregate sum to 25% of Continental US departing seats (a total of the smallest 92% of airports) Source: Diio FY19; Share from MIDT for pax traveling abroad excl. Canada and incl. U.S. territories (adjusted FY19) Note: legacy peers consist of AA/DL Legacy Peers (NYC) United Next (EWR) 0% 13% United (EWR) 27% (100%) % of domestic departures on single-class regional jets 26% 37% United Legacy Peers (Average) … Because a high proportion of feeder flights operate on small regional jets United underperforms on global traffic in small cities1 … Upgauging feeder flights while maintaining or increasing frequencies and connectivity 15

Improved connectivity leapfrogs competition in mid-continent hubs

Connectivity – adding bank scale without a need to grow above our facility capabilities

% of banks ≥ 70 departures: mid-continent hubs[1]


+55 pts
65%
42%
10%
Legacy Peers
United
United Next[E]
2019

Driving efficiencies

- ✓ Gate utilization
- ✓ Hub staffing
- ✓ Connectivity
- ✓ Low marginal cost

Plan to increase average bank size by 15 flights from 2019 to 2026

[1] Top 3 midcontinent hubs per carrier. UA – ORD, IAH, DEN; AA – CLT, ORD, DFW; DL – ATL, DTW, MSP
[E] Estimated 2026, internal network schedule projection

United Next 16

UNITED

Modern, fuel-efficient fleet will close structural gap by 2026

Gauge – optimized for United's seven hubs at 134 seats by 2026

Unprecedented gauge growth for a major airline

+ ~30 seats

per departure
through 2026
on our North American fleet

Total seats per short-haul departure
North America mainline + regional fleet


~134
109
104
UNITED
2019
2022E
2026E

E Estimated, based on latest internal delivery and retirement projections

United Next 17

Narrowbodies enable premium seat growth; match United hub demographics

Product differentiation



UNITED
First



UNITED
Economy Plus



Premium seats per short-haul departure

North America fleet



+~75%
31
39
53
Economy Plus®
United First℠
2019
2022E
2026E
Premium seating will grow faster than non-premium

E Estimated, based on latest internal delivery and retirement projections

United Next 18

CRJ-550 differentiated from other 50-seaters United FirstSM Economy Plus® 1:1 carry-on capacity Onboard snack bar CRJ-550 deployment focused on Newark and Chicago, closing competitive gaps 19 CRJ-550: Uniquely United product for smaller, competitive markets matches United hub demographics

Matching capacity to premium demand; more seats than competitors

Product differentiation – international widebodies

Largest widebody premium cabins amongst U.S. legacy airlines


2019 Lie-flat seats per long-haul departure (int'l widebodies)
+40%
44
32
63
United
Legacy Peers
Foreign Flag Legacies[1]

We lead U.S. competitors in premium cabin seats


Lie-flat seats Q1 2021
+129%
+135%
United
Competitor 1
Competitor 2

United hub demographics enable more lie-flat seats than all other U.S. airlines combined

[1] International airlines flying from United hubs to their gateways
Source: Diio 2019, Q1 2021 10-Qs

United Next 20

New leading and differentiated signature interiors on all mainline jets planned by 2025 Customer experience – enhancements for all cabins, turbocharging NPS Today, United took delivery of its first Boeing 737 MAX 8, the first aircraft with our signature interior 21 Signature interior features 1:1 overhead bins Seatback entertainment LED lighting Next generation wi-fi Nose to tail power New branding elements

Culture change, improved customer focus drive higher NPS scores Customer experience FY 2020FY 2019 2021 YTD +36 pts Net Promoter Score1 1 Source: United NPS survey; data through 6/6/2021 2 Source: J.D. Power North America Airline Satisfaction Study (2021 vs. 2020 overall satisfaction improvement) 2021 J.D. Power study2 +50 Points Best improvement among all U.S. airlines 22 Despite the hassles and inconveniences of pandemic travel, customers are noticing a change

UNITED

‘United Next’ plan will fill six structural gaps to achieve our potential

Gauge impacts most structural gaps positively

Gauge	Average domestic gauge grows by ~30 seats[1]
Leading product	Aligned to hub potential; leading experience in all cabins; differentiated
Customer experience	Maintain culture momentum, an airline customers choose to fly
Connectivity	Banks at critical mass[2] increase from 10% to 65%
Scale	Daily mid-con hub departures up from ~545 to ~650
Schedule depth	Frequencies per market increase by ~10%

[1] Refers to North America gauge by 2026
[2] Banks with 70 departures or more
Note: Mid-continent hubs are DEN, IAH, ORD; all percentage figures represent estimated 2026 as compared to 2019

United Next 23

‘United Next’ growth will primarily come from gauge Better for customers and CASM-ex1 Expected capacity growth 2019-2026 CAGR2 Our plan maintains an approximately 50/50 split of international and domestic revenue over many years Higher gauge 2-4% New routes ~1% Increased frequency ~1% 4-6%Total 24 1 CASM-ex (operating expense per available seat mile) excludes fuel, profit sharing, third party business expenses and special charges. CASM-ex is a non-GAAP financial measure 2 Compound Annual Growth Rate versus 2019

Premium seat growth and lower stage length will provide unit revenue tailwinds Domestic Economy1 seats only represented 30% of revenue in 2019; set to drop further 25 Domestic seat growth leans towards premium cabins, lowering reliance on economy revenue 73% Other70% 30% 2019 27% 2026 Domestic Economy Cabin1 Structural changes from ‘United Next’ will provide yield tailwinds Domestic stage length declines by 4% by 2026 ‘United Next’ conservatively assumes TRASM2 down ~(4%) in 2023, and down ~(1%) in 2026 vs. 2019 2019 2026 (4%) % of Revenue, 2019 1 Excludes Economy Plus® seats 2 Total revenue per available seat mile (“TRASM”) E Estimated EE

UNITED

These opportunities are uniquely United

These opportunities provide us a pathway to success even with elevated industry domestic capacity growth

Uniquely United opportunities will provide unit revenue upside

- Building connectivity and scale
- Proven international potential; unique gateways
- International competitive restructuring
- More First Class and Economy Plus Seats
- Complete Premium Plus rollout
- Leading and Consistent Product
- Hub focus = good RASM growth
- Customer service focus
- Uniquely United aircraft configurations

Opportunities driven by the unique demographics of our hubs

Network/fleet initiatives – drive cost tailwinds

- Unprecedented gauge[1] growth; + ~30 seats by 2026
- Retiring 200+ single class 50-seaters
- Better utilizing existing infrastructure

Unique potential to grow gauge given low starting point and strong hub markets

[1] Assumes 30 seat increase versus 2019 average North America gauge of 104 seats

United Next 26

Financial targets Gerry Laderman, EVP & Chief Financial Officer

'United Next' cost targets will drive greater profitability and more secure balance sheet

UNITED

- $2B+ structural cost savings
- ~30% gauge[1] increase
- Cost-efficient growth

CASM-ex[3] will be ~(8.0%) lower in 2026 versus 2019

- ~11% better fuel efficiency[2]

Good for the environment and the bottom line

[1] Assumes 30 seat increase on 2019 average North America gauge of 104 seats; [2] Defined as fuel gallons consumed per available seat mile, figure versus 2019; [3] CASM-ex (operating expense per available seat mile) excludes fuel, profit sharing, third-party business expenses and special charges. CASM-ex is a non-GAAP financial measure. The Company is not able to provide guidance with respect to CASM, the most comparable GAAP measure, without unreasonable efforts.

United Next 28

Implementing over $2B of structural cost savings independent of gauge increase Streamlined management Productivity improvements through automation and process redesign ~$1.3B: Workforce efficiency Economies of scale through vendor consolidation Opportunistic contract renegotiations Reducing real estate footprint Improved aircraft and equipment utilization ~$0.7B: Non-labor Cost savings expected to offset inflationary pressure for several years 29

'United Next' gauge[1] increase provides significant CASM-ex[2] tailwind versus older and smaller aircraft

UNITED

Airbus A321neo vs. Airbus A319


~55%
13%
~(27%)
Seats per departure
Cost per departure
CASM-ex2

[1] Assumes 30 seat increase on 2019 average North America gauge of 104 seats; [2] CASM-ex (operating expense per available seat mile) excludes fuel, profit sharing, third-party business expenses and special charges.

United Next 30

Aircraft order provides cost-efficient growth opportunity ▪ Efficient growth with improved productivity reduces average labor cost ▪ Better utilization of gates, facilities, and overhead means only a modest increase in fixed cost base United can grow with marginal CASM-ex1 below 6¢ 1 CASM-ex (operating expense per available seat mile) excludes fuel, profit sharing, third-party business expenses and special charges. CASM-ex is a non-GAAP financial measure. The Company is not able to provide guidance with respect to CASM, the most comparable GAAP measure, without unreasonable efforts. Average Domestic CASM-ex1 Incremental MAX10 CASM-ex1 (48%) CASM-ex1 31

New generation large narrowbody aircraft provide significant fuel burn reduction 1 Measured as fuel cost per seat at 700 mile stage length Newer aircraft are at least 50% more fuel efficient per seat than our least efficient fleets $36 $25 $16 MAX950 seat RJ A319 (56%) Fuel cost per seat1 32

'United Next' plan results in ~(8%) lower CASM-ex[1] in 2026 compared to pre-crisis levels

UNITED


CASM-ex1
(¢)
10.21
~0.8
(~0.7)
~(0.5)
~9.8
~0.6
~(1.5)
~0.4
~9.4
$2B anticipated cost savings offset inflation through 2023
Inflation 2023-2026
Domestic stage length down ~(4%)3
2019 CASM-ex1,2
Inflation
Structural cost savings
Gauge and efficient asset utilization
2023E CASM-ex1
Inflation
Gauge and efficient asset utilization
Seat stage length
2026E CASM-ex1

[1] CASM-ex (operating expense per available seat mile) excludes fuel, profit sharing, third-party business expenses and special charges. CASM-ex is a non-GAAP financial measure. The Company is not able to provide guidance with respect to CASM, the most comparable GAAP measure, without unreasonable efforts; [2] For a GAAP to Non-GAAP reconciliation, see Appendix A; [3] Represents average Domestic stage length; [E] Estimated; Note: figures may not add due to rounding

United Next 33

New orders complement existing orderbook Aircraft deliveries Capacity CAGR1 4.0% to 6.0% through 2026 40 54 168 54 68 132 40 138 2022 2023 16 2024+ 354 Existing orders New Boeing 737 MAX order New Airbus A321neo order 1 Compound Annual Growth Rate versus 2019 34

We will retain significant flexibility to manage macro environment From 2023-2026, up to 275 aircraft can be retired, driving fuel efficiency and improved CASM-ex1 New aircraft can be used for growth or replacement Delivery timing can be adjusted in response to macro environment Delivery timing flexibility We have flexibility for a range of capacity scenarios if the recovery stalls 1 CASM-ex (operating expense per available seat mile) excludes fuel, profit sharing, third-party business expenses and special charges. CASM-ex is a non- GAAP financial measure. 35

Projected near-term capital investment Expected adjusted capital expenditures1 ($B) 1 Non-GAAP measure that includes projects acquired through the issuance of debt and finance leases. Non-cash capital expenditures are not determinable at this time. Accordingly, United does not provide capital expenditures guidance on a GAAP basis. All numbers are approximate. $3.3 $2.7 $7.0 $1.2 $1.5 $1.5 20222021 2023 $8.5 $4.5 $4.2 Non-aircraft Aircraft 36

‘United Next’ cost structure improvements will enable earnings expansion

Expect margin growth even if TRASM is down ~(4%) in 2023 and down ~(1%) in 2026, versus 2019

Adjusted EBITDA margin[1]


15.7%
~16.0%
~20.0%
2019
2023E
2026E

Adjusted pre-tax margin[2]


9.4%
~9.0%
~14.0%
2019
2023E
2026E

Expect CASM-ex[3] to be down ~(4.0%) in 2023 and down ~(8.0%) in 2026, versus 2019

[1] Adjusted EBITDA margin is a non-GAAP financial measure calculated as Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), excluding special charges and unrealized (gains) losses on investments, divided by total operating revenue. We are not providing a target or a reconciliation to profit margin (net income/total operating revenue), the most directly comparable GAAP measure, because we are unable to predict certain items contained in the GAAP measure without unreasonable efforts. Adjusted EBITDA margin does not reflect certain items, including special charges and unrealized (gains) losses on investments, which may be significant.; [2] Excludes special charges and the mark-to-market impact of financial instruments, the nature of which are not determinable at this time. As a result, we are not able to provide guidance with respect to pre-tax margin, the most directly comparable GAAP measure, without unreasonable efforts; [3] Adjusted CASM-ex (operating expense per available seat mile) is a non-GAAP measure that excludes fuel, profit sharing, third-party business expenses and special charges; [E] Estimated; Note: for a GAAP to Non-GAAP reconciliation, see Appendix A

United Next 37

Cash flow Expect operating cash flow to cover our adjusted capital expenditures in 2022 through 2024 80%+ 2019 58% 2026E Adjusted free cash flow conversion1 Targeting at least 80% free cash flow conversion1 in 2026+ 1 Defined as adjusted free cash flow divided by adjusted net income. Adjusted free cash flow is defined as operating cash flow less adjusted capital expenditures. Adjusted capital expenditures is a non-GAAP measure that includes projects acquired through the issuance of debt and finance leases. Non-cash capital expenditures are not determinable at this time. Accordingly, United does not provide capital expenditures guidance on a GAAP basis. Adjusted net income excludes special charges and the mark-to-market impact of financial instruments, the nature of which are not determinable at this time; E Estimated EE 38

UNITED

Balance sheet restoration in 2026 to pre-crisis levels

Adjusted net debt[1] ($B)


$18
$25
$25
<$18
2019
2021E
2023E
2026E

Adjusted total debt[2] to adjusted EBITDAR[3]


3.2
NM
<4.0
<2.5
2019
2021E
2023E
2026E

[1] Adjusted net debt is a non-GAAP measure defined as adjusted total debt less cash and cash equivalents and short term investments; [2] Adjusted total debt is a non-GAAP measure that includes current and long-term debt, operating lease obligations and finance lease obligations and noncurrent pension and postretirement obligations; [3] Adjusted EBITDAR is a non-GAAP measure that measures adjusted earnings before interest, income taxes, depreciation, amortization, aircraft rent and excluding special charges, and unrealized (gains) losses impact of investments. Special charges and unrealized (gains) losses impact of investments are not determinable at this time, accordingly, the Company cannot provide guidance with respect to net income, the most directly comparable GAAP measure, without unreasonable efforts; [E] Estimated; Note: for a GAAP to Non-GAAP reconciliation, see Appendix A

United Next 39

UNITED

‘United Next’ will ensure higher margins and result in a stronger balance sheet

Gauge[1] and network	Efficient growth with ~30 more seats per departure by 2026
Revenue	Uniquely United opportunities to capture premium revenue
Unit cost improvement	~(8.0%) lower CASM-ex[2] in 2026 versus 2019

Strategic fleet purchase unlocks United’s profit maximizing potential

[1] North America gauge; [2] CASM-ex (operating expense per available seat mile) excludes fuel, profit sharing, third-party business expenses and special charges. CASM-ex is a non-GAAP financial measure. The Company is not able to provide guidance with respect to CASM, the most comparable GAAP measure, without unreasonable efforts.

United Next 40

Appendix

UNITED

Financial targets

	FY19	FY23[E]	FY26[E]
Capacity (CAGR[1] vs. 2019)	285M	4% - 5%	4% - 6%
TRASM (vs. 2019)	15.18¢	~(4%)	~(1%)
CASM-ex[2] (vs. 2019)	10.21¢	~(4%)	~(8%)
Fuel price / gallon	$2.09	$2.07	$2.20
Adj. EBITDA margin[3]	15.7%	~16%	~20%
Adj. pre-tax margin[4]	9.4%	~9%	~14%
Adj. net debt ($B)[5]	$18	$25	< $18
Adj. total debt[6] / adj. EBITDAR[7]	3.2x	< 4.0x	< 2.5x

[1] Compound Annual Growth Rate; [2] Adjusted CASM-ex (operating expense per available seat mile) is a non-GAAP measure that excludes fuel, profit sharing, third-party business expenses and special charges. The Company is not able to provide guidance with respect to CASM, the most comparable GAAP measure, without unreasonable efforts; [3] Adjusted EBITDA margin is a non-GAAP financial measure calculated as Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), excluding special charges and unrealized (gains) losses on investments, divided by total operating revenue. We are not providing guidance with respect to profit margin (net income/total operating revenue), the most directly comparable GAAP measure, because we are unable to predict certain items contained in the GAAP measure without unreasonable efforts. Adjusted EBITDA margin does not reflect certain items, including special charges and unrealized (gains) losses on investments, which may be significant; [4] Excludes special charges and the mark-to-market impact of financial instruments, the nature of which are not determinable at this time. As a result, we are not able to provide guidance with respect to pre-tax margin, the most directly comparable GAAP measure, without unreasonable efforts; [5] Adjusted net debt is defined as adjusted total debt less cash and cash equivalents and short term investments; [6] Adjusted total debt is a non-GAAP measure that includes current and long-term debt, operating lease obligations and finance lease obligations and noncurrent pension and postretirement obligations; [7] Adjusted EBITDAR is a non-GAAP measure that measures adjusted earnings before interest, income taxes, depreciation, amortization, aircraft rent and excluding special charges, and unrealized (gains) losses impact of investments. Special charges and unrealized (gains) losses impact of investments are not determinable at this time, accordingly, the Company cannot provide guidance with respect to net income, the most directly comparable GAAP measure, without unreasonable efforts; [E] Estimated

United Next 42

Appendix A: reconciliation of GAAP to Non-GAAP financial measures United evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America (GAAP) and Non-GAAP financial measures, including adjusted earnings before interest, taxes, depreciation and amortization (adjusted EBITDA) and rent (adjusted EBITDAR), adjusted EBITDA margin, adjusted pre-tax income (loss), adjusted pre-tax margin, and adjusted net income (loss), excluding special charges, third-party business expenses, fuel, and profit sharing, among others. UAL believes that adjusting for special charges (credits) and other non-recurring adjustments is useful to investors because these items are not indicative of UAL's ongoing performance. UAL believes that adjusting for unrealized (gains) losses on investments, net is useful to investors because those unrealized gains or losses may not ultimately be realized on a cash basis. United also provides financial metrics, including adjusted total debt, adjusted net debt, free cash flow, and free cash flow conversion, that we believe provides useful supplemental information for management and investors. CASM is a common metric used in the airline industry to measure an airline's cost structure and efficiency. UAL reports CASM excluding special charges (credits), third-party business expenses, fuel and profit sharing. UAL believes that adjusting for special charges (credits) is useful to investors because special charges (credits) are not indicative of UAL's ongoing performance. UAL also believes that excluding third-party business expenses, such as maintenance, ground handling and catering services for third parties, provides more meaningful disclosure because these expenses are not directly related to UAL's core business. UAL also believes that excluding fuel costs from certain measures is useful to investors because it provides an additional measure of management's performance excluding the effects of a significant cost item over which management has limited influence. UAL excludes profit sharing because this exclusion allows investors to better understand and analyze our operating cost performance and provides a more meaningful comparison of our core operating costs to the airline industry. 43

Appendix A: reconciliation of GAAP to Non-GAAP financial measures Year Ended December 31, 2019 CASM (cents) Cost per available seat mile (CASM) (GAAP) 13.67 Special charges 0.09 Third-party business expenses 0.06 Fuel expense 3.14 Profit sharing 0.17 CASM, excluding special charges, third-party business expenses, fuel, and profit sharing (Non-GAAP) 10.21 44

Appendix A: reconciliation of GAAP to Non-GAAP financial measures (continued) Adjusted EBITDA and adjusted EBITDAR (In millions) Year Ended December 31, 2019 Total Operating Revenue $ 43,259 Net income 3,009 Adjusted for: Depreciation and amortization 2,288 Interest expense, net of capitalized interest and interest income 513 Income tax expense 905 Special charges 246 Nonoperating unrealized (gains) losses on investments, net (153) Adjusted EBITDA, excluding special charges and other non-recurring items $ 6,808 Aircraft rent 288 Adjusted EBITDAR, excluding special charges and other non-recurring items $ 7,096 Adjusted EBITDA margin 15.7 % Adjusted total debt divided by adjusted EBITDAR 3.2 45 Adjusted total debt and adjusted net debt (In millions) As of December 31, 2019 Current maturities of long-term debt $ 1,407 Current maturities of finance leases 46 Current maturities of operating leases 686 Long-term debt 13,145 Long-term obligations under finance leases 220 Long-term obligations under operating leases 4,946 Noncurrent postretirement benefit liability 789 Noncurrent pension liability 1,446 Adjusted total debt (Non-GAAP) $ 22,685 Less: cash and cash equivalents (2,762) Less: short-term investments (2,182) Adjusted net debt (Non-GAAP) $ 17,741

Appendix A: reconciliation of GAAP to Non-GAAP financial measures (continued) Adjusted pre-tax income and adjusted pre-tax margin (In millions) Year Ended December 31, 2019 Year Ended December 31, 2018 Total Operating Revenue 43,259 41,303 Pre-tax income (loss) (GAAP) 3,914 2,648 Adjusted to exclude: Special charges 246 487 Unrealized (gains) losses on investments, net (153) 5 Interest expense on ERJ 145 finance leases 64 26 Adjusted pre-tax income (loss) (Non-GAAP) $ 4,071 $ 3,166 Pre-tax margin 9.0% 6.4 % Adjusted pre-tax margin (Non-GAAP) 9.4% 7.7% 46

Appendix A: reconciliation of GAAP to Non-GAAP financial measures (continued) Free Cash Flow (FCF), Adjusted Net Income, and FCF Conversion (In millions) Year Ended December 31, 2019 Capital expenditures (GAAP) $4,528 Property and equipment acquired through debt and finance leases 515 Adjusted capital expenditures (Non-GAAP) $5,043 Free Cash Flow Net cash provided by operating activities (GAAP) $6,909 Less adjusted capital expenditures (Non-GAAP) 5,043 Less aircraft operating lease additions 56 Free cash flow (Non-GAAP) $1,810 47 (In millions) Year Ended December 31, 2019 Net income (GAAP) $3,009 Adjusted to exclude: Special charges 246 Unrealized (gains) losses on investments, net (153) Interest expense on ERJ 145 finance leases 64 Income tax benefit related to adjustments above, net of valuation allowance (35) Adjusted net income (Non-GAAP) $3,131 Free Cash Flow Conversion (Free cash flow divided by adjusted net income) 58%